Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	John C. Merriwether Vice President of Financial Relations Health Management Associates, Inc. (239) 598-3131

HEALTH MANAGEMENT ASSOCIATES, INC. INCREASES

4TH QUARTER 2009 EARNINGS PER SHARE 71% TO $0.12

AND INCREASES 4TH QUARTER 2009 NET REVENUE 10% TO $1.2 BILLION

NAPLES, FLORIDA (February 22, 2010) Health Management Associates, Inc. (NYSE: HMA) today announced its consolidated financial results for the fourth quarter and year ended December 31, 2009. For the quarter, Health Management reported net revenue of $1,198.8 million and earnings before interest, income taxes, depreciation and amortization, and gains on sales of assets (“EBITDA”) of $170.8 million. During the fourth quarter, income from continuing operations was $36.6 million and net income attributable to Health Management’s common stockholders was $34.1 million, or $0.14 per diluted share. Excluding certain gains and losses on sales of assets, gains on early extinguishment of debt, and investment impairment, as shown in the tables accompanying this press release, diluted earnings per share from continuing operations increased 71.4% to $0.12 as compared to $0.07 per diluted share for the same quarter a year ago. The tables accompanying this press release also include a reconciliation of consolidated net income to all presentations of EBITDA (which is not a GAAP measure) contained in this press release, and such tables also contain other important information regarding how Health Management defines and uses EBITDA. Moreover, the tables accompanying this press release also contain information that reconcile amounts previously reported by Health Management for the three months and year ended December 31, 2008 to those reported in this press release.

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For continuing operations at hospitals owned and operated by Health Management for one year or more, referred to as same hospital continuing operations, compared to the prior year’s fourth quarter, net revenue increased 7.9%, admissions increased 1.5%, adjusted admissions (reflecting total admissions adjusted for outpatient volume) increased 3.9%, emergency room visits increased 6.4% and surgeries increased 0.5%. Same hospital net revenue per adjusted admission grew 3.9% while same hospital EBITDA from continuing operations for the fourth quarter increased 14.9% to $200.3 million, or 17.0% of net revenue, compared to $174.3 million, or 16.0% of net revenue, for the same quarter in the prior year.

“We are very pleased with our strong finish to 2009. We exceeded our expectations, and believe we lead our peer group in same hospital admissions growth throughout the year,” said Gary D. Newsome, Health Management’s President and Chief Executive Officer. “Our performance in 2009 underscored our commitment to three key areas: emergency room operations, physician recruitment and market service development, and we expect additional opportunities for improvement in these areas throughout 2010. As we enter the new year, we will continue our disciplined operating approach, leverage our leadership strengths, and seek to further increase the value of our company through acquisitions.”

Health Management’s provision for doubtful accounts, or bad debt expense, was $147.2 million, or 12.3% of net revenue, for the fourth quarter compared to $125.7 million, or 11.5% of net revenue, for the same quarter a year ago.

Uninsured discounts for the fourth quarter were $163.5 million, compared to $139.9 million for the same period a year ago. Charity/indigent care write-offs for the quarter were $22.1 million, compared to $17.5 million for the same quarter in the prior year. The sum of uninsured discounts, charity/indigent write-offs and bad debt expense, as a percent of the sum of net revenue, uninsured discounts and charity/indigent write-offs, was 24.0% for the fourth quarter, compared to 25.7% for the third quarter ended September 30, 2009, and 22.7% for the same quarter a year ago.

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Health Management Associates, Inc. / Page 3

Cash flow from continuing operating activities for the year ended December 31, 2009 was $442.3 million, after cash interest and cash tax payments aggregating $241.6 million. During the year ended December 31, 2009, Health Management reduced the principal amount of its debt by nearly $192 million, which exceeded its full year 2009 debt repayment goal of $150 million. As a result, Health Management’s total debt-to-EBITDA ratio and interest coverage ratio were 4.40 and 3.11, respectively, at December 31, 2009. These ratios are well within the requirements of Health Management’s credit facilities.

For the year ended December 31, 2009, Health Management reported net revenue of $4,617.1 million and EBITDA of $679.4 million. Likewise, income from continuing operations for the year was $159.4 million and income from continuing operations, excluding certain gains on sales of assets, gains on early extinguishment of debt, and investment impairment attributable to Health Management’s common stockholders was $123.7 million, or $0.50 per diluted share, a 42.9% increase compared to $0.35 per diluted share for the year ended December 31, 2008.

Effective December 1, 2009, Health Management completed its acquisition of the 492-bed Sparks Health System located in Fort Smith, Arkansas. “We couldn’t have re-entered the acquisition landscape with a better hospital or community,” said Mr. Newsome. “Our leadership team at Sparks has hit the ground running and is leveraging the synergies between Sparks and our Summit Medical Center in nearby Van Buren, Arkansas. This acquisition is a great opportunity to expand our services in the greater Fort Smith/Van Buren region. Our acquisition pipeline remains active, and we will remain disciplined in our approach as we believe we will have additional acquisition opportunities with excellent potential in 2010.”

Health Management’s management team will hold a conference call and webcast to discuss the contents of this press release and its consolidated financial results for the fourth quarter and year ended December 31, 2009 on Tuesday, February 23, 2010 at 11:30 a.m. EST. Investors are invited to access the webcast via Health Management’s website at www.HMA.com or via www.streetevents.com. Alternatively, investors may join the conference call by dialing 877-476-3476.

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Health Management will archive a copy of the audio webcast, along with any related information that Health Management may be required to provide pursuant to Securities and Exchange Commission rules, on its website under the heading “Investor Relations,” for a period of 60 days following the conference call.

Health Management’s mission is to deliver compassionate and high quality health care services that improve the quality of life for its patients, physicians, and the communities it serves. Through its subsidiaries, Health Management owns and operates 55 hospitals in non-urban communities in 15 states with approximately 8,400 licensed beds. All references to “Health Management,” “HMA” or the “Company” used in this release refer to Health Management Associates, Inc. and its affiliates.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “could” and other similar words. All statements addressing operating performance, events or developments that Health Management Associates, Inc. expects or anticipates will occur in the future, including but not limited to projections of revenue, income or loss, capital expenditures, earnings per share, debt structure, bad debt expense, capital structure, repayment of indebtedness, other financial items, statements regarding the plans and objectives of management for future operations, statements regarding acquisitions, divestitures and other proposed or contemplated transactions, statements of future economic performance, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements which are other than statements of historical fact, are considered to be “forward-looking statements.”

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Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Health Management Associates, Inc.’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Forms 10-Q under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of Health Management Associates, Inc.’s underlying assumptions prove incorrect, actual results could vary materially from those currently anticipated. In addition, undue reliance should not be placed on Health Management Associates, Inc.’s forward-looking statements. Except as required by law, Health Management Associates, Inc. disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this press release.

(financial tables follow)

HEALTH MANAGEMENT ASSOCIATES, INC.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited, in thousands except per share amounts)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
		(as adjusted)		(as adjusted)

Net revenue	$1,198,770	$1,089,918	$4,617,143	$4,360,466

Operating expenses:
Salaries and benefits	478,285	453,419	1,810,550	1,792,584
Supplies	167,102	148,419	647,153	595,445
Provision for doubtful accounts	147,164	125,664	567,036	490,136
Depreciation and amortization	61,912	59,151	241,110	232,301
Rent expense	28,007	23,067	103,067	89,908
Other operating expenses	207,441	194,077	809,938	767,744

Total operating expenses	1,089,911	1,003,797	4,178,854	3,968,118

Income from operations	108,859	86,121	438,289	392,348

Other income (expense):
Gains (losses) on sales of assets, net	(692)	474	1,244	169,614
Interest and other income (expense), net	2,253	(4,784)	3,752	416
Interest expense	(54,456)	(58,473)	(217,941)	(245,405)
Gains on early extinguishment of debt, net	—	15,894	16,202	15,194
Write-offs of deferred financing costs	—	—	(444)	(1,497)

Income from continuing operations before income taxes	55,964	39,232	241,102	330,670
Provision for income taxes	(19,355)	(12,617)	(81,747)	(118,580)

Income from continuing operations	36,609	26,615	159,355	212,090
Income (loss) from discontinued operations, net of income taxes	3,544	(14,331)	4,586	(27,933)

Consolidated net income	40,153	12,284	163,941	184,157
Net income attributable to noncontrolling interests	(6,025)	(5,254)	(25,759)	(16,008)

Net income attributable to Health Management Associates, Inc.	$34,128	$7,030	$138,182	$168,149

Earnings (loss) per share attributable to Heath Management Associates, Inc. common stockholders:
Basic and diluted:
Continuing operations	$0.12	$0.09	$0.54	$0.80
Discontinued operations	0.02	(0.06)	0.02	(0.11)

Net income	$0.14	$0.03	$0.56	$0.69

Weighted average number of shares outstanding:
Basic	246,648	243,485	245,381	243,307

Diluted	249,171	244,366	246,965	244,671

Net income attributable to Health Management Associates, Inc.
Income from continuing operations, net of income taxes	$30,584	$21,294	$134,374	$196,013
Income (loss) from discontinued operations, net of income taxes	3,544	(14,264)	3,808	(27,864)

Net income attributable to Health Management Associates, Inc.	$34,128	$7,030	$138,182	$168,149

HEALTH MANAGEMENT ASSOCIATES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in thousands)

	Years Ended December 31,
	2009	2008
		(as adjusted)
Cash flows from operating activities:
Consolidated net income	$163,941	$184,157
Adjustments to reconcile consolidated net income to net cash provided by continuing operating activities:
Depreciation and amortization	247,910	246,038
Provision for doubtful accounts	567,036	490,136
Stock-based compensation expense	10,867	18,226
Gains on sales of assets, net	(1,244)	(169,614)
Gains on sales of available-for-sale securities	(1,384)	—
Other than temporary charge for available-for-sale securities	—	6,165
Write-offs of deferred financing costs	444	1,497
Gains on early extinguishment of debt, net	(16,202)	(15,194)
Long-lived asset impairment charge	—	921
Deferred income tax expense	90,467	111,194
Changes in assets and liabilities of continuing operations:
Accounts receivable	(606,099)	(516,399)
Supplies, prepaid expenses and other current assets	(3,890)	(10,747)
Prepaid and recoverable income taxes	(309)	34,759
Deferred charges and other long-term assets	(11,282)	(4,638)
Accounts payable, accrued expenses and other liabilities	6,830	11,762
Equity compensation excess income tax benefits	(218)	—
(Income) loss from discontinued operations, net of income taxes	(4,586)	27,933

Net cash provided by continuing operating activities	442,281	416,196

Cash flows from investing activities:
Acquisitions and other	(138,764)	(8,526)
Additions to property, plant and equipment	(200,063)	(211,016)
Proceeds from sales of assets	5,448	17,570
Proceeds from sales of discontinued operations	—	18,166
Purchases of available-for-sale securities	(86,527)	—
Proceeds from sales of available-for-sale securities	50,000	—
Decreases in restricted funds, net	11,590	14,510

Net cash used in continuing investing activities	(358,316)	(169,296)

Cash flows from financing activities:
Proceeds from long-term debt	38,000	244,471
Principal payments on debt and capital lease obligations	(194,932)	(766,687)
Proceeds from exercises of stock options	9,699	—
Payments of financing costs	—	(350)
Cash received from noncontrolling shareholders, net	54,796	327,655
Cash payments to noncontrolling shareholders	(35,377)	(4,285)
Equity compensation excess income tax benefits	218	—

Net cash used in continuing financing activities	(127,596)	(199,196)

Net increase (decrease) in cash and cash equivalents before discontinued operations	(43,631)	47,704
Net increases (decreases) in cash and cash equivalents from discontinued operations:
Operating activities	6,888	(20,708)
Investing activities	(440)	(6,820)
Financing activities	(413)	(549)

Net increase (decrease) in cash and cash equivalents	(37,596)	19,627
Cash and cash equivalents at beginning of the period	143,614	123,987

Cash and cash equivalents at end of the period	$106,018	$143,614

HEALTH MANAGEMENT ASSOCIATES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited, in thousands)

	December 31, 2009	December 31, 2008
		(as adjusted)
Assets
Current Assets:
Cash and cash equivalents	$106,018	$143,614
Available-for-sale securities	36,585	—
Accounts receivable, net	656,171	621,505
Other current assets	261,394	253,208
Assets of discontinued operations	12,754	90,633
Property, plant and equipment, net	2,498,916	2,388,070
Restricted funds	38,848	37,117
Other assets	993,413	1,020,085

Total assets	$4,604,099	$4,554,232

Liabilities and Stockholders’ Equity
Current liabilities	$525,897	$490,452
Deferred income taxes	133,451	94,023
Other long-term liabilities	578,459	539,904
Long-term debt	3,004,672	3,144,042
Stockholders’ equity	361,620	285,811

Total liabilities and stockholders’ equity	$4,604,099	$4,554,232

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
Continuing Operations
Occupancy	44.2%	44.7%	44.9%	45.1%
Patient days	325,249	317,953	1,302,409	1,285,504

Admissions	77,568	75,096	310,366	300,339
Adjusted admissions	137,063	129,419	542,231	519,407

Average length of stay	4.2	4.2	4.2	4.3
Surgeries	67,885	66,450	268,758	269,712
Emergency room visits	341,436	316,746	1,375,507	1,300,216

Net revenue (in 000’s)	$1,198,770	$1,089,918	$4,617,143	$4,360,466
Total inpatient revenue percentage	49.6%	52.7%	51.3%	52.2%
Total outpatient revenue percentage	50.4%	47.3%	48.7%	47.8%

Same Hospital
Occupancy	44.2%	44.7%	44.9%	45.1%
Patient days	318,648	317,953	1,295,808	1,285,504

Admissions	76,207	75,096	309,005	300,339
Adjusted admissions	134,520	129,419	539,691	519,407

Average length of stay	4.2	4.2	4.2	4.3
Surgeries	66,774	66,450	267,647	269,712
Emergency room visits	337,082	316,746	1,371,153	1,300,216

Net revenue (in 000’s)	$1,176,563	$1,089,918	$4,594,936	$4,360,466
Total inpatient revenue percentage	50.2%	52.7%	51.5%	52.2%
Total outpatient revenue percentage	49.8%	47.3%	48.5%	47.8%

HEALTH MANAGEMENT ASSOCIATES, INC.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(unaudited, in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008

Net revenue	$1,198,770	$1,089,918	$4,617,143	$4,360,466
Less acquisitions	22,207	—	22,207	—

Same hospital net revenue	$1,176,563	$1,089,918	$4,594,936	$4,360,466

Consolidated net income	$40,153	$12,284	$163,941	$184,157

Adjustments:
(Income) loss from discontinued operations, net of income taxes	(3,544)	14,331	(4,586)	27,933
Provision for income taxes	19,355	12,617	81,747	118,580
(Gains) losses on sales of assets, net	692	(474)	(1,244)	(169,614)
Interest and other (income) expense, net	(2,253)	4,784	(3,752)	(416)
Interest expense	54,456	58,473	217,941	245,405
Gains on early extinguishment of debt, net	—	(15,894)	(16,202)	(15,194)
Write-offs of deferred financing costs	—	—	444	1,497
Depreciation and amortization	61,912	59,151	241,110	232,301

EBITDA (a)	170,771	145,272	679,399	624,649

Adjustment for acquisitions, corporate and other	29,513	28,991	110,262	99,763

Same hospital operating EBITDA	$200,284	$174,263	$789,661	$724,412

Same hospital operating EBITDA margins =
Same hospital operating EBITDA / Same hospital net revenue (a)	17.0%	16.0%	17.2%	16.6%

(a)	EBITDA is defined as consolidated net income before discontinued operations, net gains on sales of assets, net interest and other income, interest expense, net gains on early extinguishment of debt, write-offs of deferred financing costs, provision for income taxes, and depreciation and amortization. EBITDA margin is defined as EBITDA divided by net revenue. EBITDA does not represent cash flows from operating activities as defined by generally accepted accounting principles in the United States, commonly known as GAAP, and should not be considered as either an alternative to net income or as an indicator of HMA’s operating performance or as an alternative to cash flows as a measure of HMA’s liquidity. Nevertheless, HMA believes that providing non-GAAP information regarding EBITDA is important for investors and other readers of HMA’s financials statements, as it provides a measure of HMA’s liquidity. In addition, EBITDA is commonly used as an analytical indicator within the health care industry and HMA’s debt facilities contain covenants that use EBITDA in their calculations. Because EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA, as presented, may not be directly comparable to other similarly titled measures used by other companies.

HEALTH MANAGEMENT ASSOCIATES, INC.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(unaudited, in thousands, except per share amounts)

The following tables provide information regarding income from continuing operations attributable to HMA, excluding the impact of the net gains (losses) on sales of assets and of noncontrolling interests, gains on early extinguishment of debt, and investment impairment. These tables are a non-GAAP presentation; nonetheless, HMA believes that providing this detail is beneficial to investors and other readers of HMA’s financial statements due to the significant impact these items had on income from continuing operations attributable to HMA.

Three Months Ended December 31, 2009

	Continuing Operations	Losses on Sales of Assets	Total, As Reported

Income from continuing operations before income taxes	$56,656	$(692)	$55,964
Net income from continuing operations attributable to noncontrolling interests	(6,025)	—	(6,025)

Income from continuing operations before income taxes attributable to HMA	50,631	(692)	49,939
Provision for income taxes	(19,623)	268	(19,355)

Income from continuing operations attributable to HMA common stockholders	$31,008	$(424)	$30,584

Earnings per share attributable to Health Management Associates, Inc. common stockholders:
Basic	$0.12	$—	$0.12

Diluted	$0.12	$—	$0.12

Three Months Ended December 31, 2008

	Continuing Operations	Gains on Sales of Assets	Gains on Early Extinguishment of Debt	Investment Impairment	Total, As Reported

Income from continuing operations before income taxes	$29,029	$474	$15,894	$(6,165)	$39,232
Net income from continuing operations attributable to noncontrolling interests	(5,321)	—	—	—	(5,321)

Income from continuing operations before income taxes attributable to HMA	23,708	474	15,894	(6,165)	33,911
Provision for income taxes	(8,657)	(175)	(5,881)	2,096	(12,617)

Income from continuing operations attributable to HMA common stockholders	$15,051	$299	$10,013	$(4,069)	$21,294

Earnings per share attributable to Health Management Associates, Inc. common stockholders:
Basic	$0.07	$—	$0.04	$(0.02)	$0.09

Diluted	$0.07	$—	$0.04	$(0.02)	$0.09

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HEALTH MANAGEMENT ASSOCIATES, INC.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(unaudited, in thousands, except per share amounts)

Year Ended December 31, 2009

	Continuing Operations	Gains on Sales of Assets	Gains on Early Extinguishment of Debt	Total, As Reported

Income from continuing operations before income taxes	$223,656	$1,244	$16,202	$241,102
Net income from continuing operations attributable to noncontrolling interests	(24,981)	—	—	(24,981)

Income from continuing operations before income taxes attributable to HMA	198,675	1,244	16,202	216,121
Provision for income taxes	(74,987)	(482)	(6,278)	(81,747)

Income from continuing operations attributable to HMA common stockholders	$123,688	$762	$9,924	$134,374

Earnings per share attributable to Health Management Associates, Inc. common stockholders:
Basic	$0.50	$—	$0.04	$0.54

Diluted	$0.50	$—	$0.04	$0.54

Year Ended December 31, 2008

	Continuing Operations	Gains on Sales of Assets and Noncontrolling Interests	Gains on Early Extinguishment of Debt	Investment Impairment	Total, As Reported

Income from continuing operations before income taxes	$152,027	$169,614	$15,194	$(6,165)	$330,670
Net income from continuing operations attributable to noncontrolling interests	(16,077)	—	—	—	(16,077)

Income from continuing operations before income taxes attributable to HMA	135,950	169,614	15,194	(6,165)	314,593
Provision for income taxes	(51,021)	(63,928)	(5,727)	2,096	(118,580)

Income from continuing operations attributable to HMA common stockholders	$84,929	$105,686	$9,467	$(4,069)	$196,013

Earnings per share attributable to Health Management Associates, Inc. common stockholders:
Basic	$0.35	$0.43	$0.04	$(0.02)	$0.80

Diluted	$0.35	$0.43	$0.04	$(0.02)	$0.80

HEALTH MANAGEMENT ASSOCIATES, INC.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(unaudited, in thousands)

The tables below adjust HMA’s historical consolidated statements of income for the impact of new accounting guidance related to noncontrolling interests and convertible debt and reclassifies certain amounts into discontinued operations.

Three Months Ended December 31, 2008

	As Reported	Effects of the Noncontrolling Interest Guidance	Effects of the Convertible Debt Guidance	Discontinued Operations and Other Reclassifications	As Adjusted

Net revenue	$1,111,826	$—	$—	$(21,908)	$1,089,918
Total operating expenses	1,025,536	—	—	(21,739)	1,003,797

Income from operations	86,290	—	—	(169)	86,121

Gains on sales of assets, net	347	—	—	127	474
Interest and other income, net	(4,784)	—	—	—	(4,784)
Interest expense	(56,462)	—	(2,022)	11	(58,473)
Gains on early extinguishment of debt, net	26,404	—	(10,510)	—	15,894

Income from continuing operations before minority interests and income taxes	51,795	—	(12,532)	(31)	39,232
Minority interests in earnings of consolidated entities	(5,254)	5,254	—	—	—

Income from continuing operations before income taxes	46,541	5,254	(12,532)	(31)	39,232
Provision for income taxes	(17,498)	—	5,013	(132)	(12,617)

Income from continuing operations	29,043	5,254	(7,519)	(163)	26,615
Loss from discontinued operations, net of income taxes	(14,494)	—	—	163	(14,331)

Consolidated net income	14,549	5,254	(7,519)	—	12,284
Net income attributable to noncontrolling interests	—	(5,254)	—	—	(5,254)

Net income attributable to Health Management Associates, Inc.	$14,549	$—	$(7,519)	$—	$7,030

Year Ended December 31, 2008

	As Reported	Effects of the Noncontrolling Interest Guidance	Effects of the Convertible Debt Guidance	Discontinued Operations and Other Reclassifications	As Adjusted

Net revenue	$4,451,611	$—	$—	$(91,145)	$4,360,466
Total operating expenses	4,055,411	—	—	(87,293)	3,968,118

Income from operations	396,200	—	—	(3,852)	392,348

Gains on sales of assets, net	211,501	—	—	(41,887)	169,614
Interest and other income, net	416	—	—	—	416
Interest expense	(238,749)	—	(6,710)	54	(245,405)
Gains on early extinguishment of debt, net	6,944	—	8,250	—	15,194
Write-offs of deferred financing costs	(1,497)	—	—	—	(1,497)

Income from continuing operations before minority interests and income taxes	374,815	—	1,540	(45,685)	330,670
Minority interests in earnings of consolidated entities	(16,008)	16,008	—	—	—

Income from continuing operations before income taxes	358,807	16,008	1,540	(45,685)	330,670
Provision for income taxes	(135,505)	—	(616)	17,541	(118,580)

Income from continuing operations	223,302	16,008	924	(28,144)	212,090
Loss from discontinued operations, net of income taxes	(56,077)	—	—	28,144	(27,933)

Consolidated net income	167,225	16,008	924	—	184,157
Net income attributable to noncontrolling interests	—	(16,008)	—	—	(16,008)

Net income attributable to Health Management Associates, Inc.	$167,225	$—	$924	$—	$168,149

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